UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 3, 2020

HALLIBURTON COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

3000 North Sam Houston Parkway East
Houston, Texas 77032
(Address of Principal Executive Offices)

001-03492	No. 75-2677995
(Commission File Number)	(IRS Employer Identification No.)

(281) 871-2699

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $2.50 per share	HAL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 3, 2020, Halliburton Company (the “Company”) issued $1,000,000,000 aggregate principal amount of 2.920% Senior Notes due 2030 (the “Notes”). The Notes were sold pursuant to an Underwriting Agreement, dated as of February 19, 2020, among the Company, J.P. Morgan Securities LLC, Citigroup Global Markets Inc., HSBC Securities (USA) Inc. and Mizuho Securities USA LLC, as representatives of the several underwriters named therein, as previously reported on the Company’s Current Report on Form 8-K filed on February 20, 2020.

The Notes were issued under an Indenture, dated as of October 17, 2003 (the “Base Indenture”), as supplemented with respect to the Notes by the Ninth Supplemental Indenture (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), dated as of March 3, 2020, between the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee to JPMorgan Chase Bank.

The Company will pay interest on the Notes on March 1 and September 1 of each year, beginning on September 1, 2020. The Notes will mature on March 1, 2030. The Company may redeem some or all of the Notes at any time and from time to time at the redemption prices, plus accrued and unpaid interest, as set forth in the Supplemental Indenture. The Notes are the Company’s general, senior unsecured indebtedness and rank equally with all of the Company’s existing and future senior unsecured indebtedness. The Notes will effectively rank junior to any future secured indebtedness of the Company, to the extent of the value of the collateral securing such indebtedness, unless and to the extent the Notes are entitled to be equally and ratably secured.

The offering of the Notes was made pursuant to the Company’s automatic registration statement on Form S-3 (Registration No. 333-236378) (the “Registration Statement”), which became effective upon filing with the Securities and Exchange Commission on February 11, 2020, and pursuant to the prospectus supplement, dated as of February 19, 2020, to the prospectus, dated as of February 11, 2020, which forms a part of the Registration Statement.

The foregoing descriptions of the Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to the full text of the Base Indenture, the Supplemental Indenture and the form of the Notes, which are filed as Exhibits 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

In connection with the offering of the Notes, the Company is filing as Exhibit 5.1 hereto an opinion of counsel addressing the validity of the Notes and certain related matters. Such opinion is incorporated by reference into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

4.1

Indenture, dated as of October 17, 2003, between the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee to JPMorgan Chase Bank (incorporated by reference to Exhibit 4.1 to the Company’s Form 10-Q for the quarter ended September 30, 2003, File No. 001-03492).

4.2	Ninth Supplemental Indenture, dated as of March 3, 2020, between the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee to JPMorgan Chase Bank.

4.3	Form of Global Note for the Company’s 2.920% Senior Notes due 2030 (included as part of Exhibit 4.2).

5.1	Opinion of Baker Botts L.L.P.

23.1	Consent of Baker Botts L.L.P. (included as part of Exhibit 5.1).

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALLIBURTON COMPANY

Date: March 3, 2020	By:	/s/ Bruce A. Metzinger
Bruce A. Metzinger
Vice President, Public Law and Assistant Secretary

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